
                                                                    EXHIBIT 24.1

                         REGIONS FINANCIAL CORPORATION

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of REGIONS FINANCIAL CORPORATION (the "Corporation") hereby constitute and appoint
Richard D. Horsley and Samuel E. Upchurch, Jr. and each of them, the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution and resubstitution, and with full power and authority in said agents and attorneys-in-fact, and in one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, for 2000 Form 10-K.

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
SIGNATURE                                       TITLE                        DATE
---------                                       -----                        ----
/s/ Carl E. Jones, Jr.              President and Chief Executive       March 16, 2001
--------------------------              Officer and Director
Carl E. Jones, Jr.                  (principal executive officer)




/s/ Richard D. Horsley              Vice Chairman of the Board and      March 16, 2001
--------------------------            Executive Financial Officer
Richard D. Horsley                           and Director
                                     (principal financial officer)



/s/ Sheila S. Blair                            Director                 March 16, 2001
--------------------------
Sheila S. Blair



/s/ James B. Boone, Jr.                        Director                 March 16, 2001
--------------------------
James B. Boone, Jr.



/s/ James S.M. French                          Director                 March 16, 2001
--------------------------
James S.M. French



/s/ Olin B. King                               Director                 March 16, 2001
--------------------------
Olin B. King



/s/ J. Stanley Mackin                    Chairman of the Board          March 16, 2001
--------------------------                   and Director
J. Stanley Mackin



/s/ Michael W. Murphy                          Director                 March 16, 2001
--------------------------
Michael W. Murphy



/s/ Henry E. Simpson                           Director                 March 12, 2001
--------------------------
Henry E. Simpson



/s/ Lee J. Styslinger, Jr.                     Director                 March 16, 2001
--------------------------
Lee J. Styslinger, Jr.



/s/ W. Woodrow Stewart                         Director                 March 12, 2001
--------------------------
W. Woodrow Stewart



/s/ John H. Watson                             Director                 March 16, 2001
--------------------------
John H. Watson



/s/ C. Kemmons Wilson, Jr.                     Director                 March 16, 2001
--------------------------
C. Kemmons Wilson, Jr.